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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): February 10, 2004

                         UNITEDHEALTH GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)

                                    MINNESOTA
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                 (State or Other Jurisdiction of Incorporation)

              1-10864                            41-1321939
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      (Commission File Number)       (I.R.S. Employer Identification No.)

          UNITEDHEALTH GROUP CENTER
            9900 BREN ROAD EAST
           MINNETONKA, MINNESOTA                       55343
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     (Address of Principal Executive Offices)        (Zip Code)

                                 (952) 936-1300
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              (Registrant's Telephone Number, Including Area Code)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

UnitedHealth Group Incorporated ("UnitedHealth Group") announced today that it had received all necessary approvals to acquire Mid Atlantic Medical Services, Inc. ("MAMSI"), including the approval of the stockholders of MAMSI. The companies will complete the merger at the close of business today. UnitedHealth Group's press release is attached as an exhibit hereto and incorporated herein by reference.

                          IMPORTANT MERGER INFORMATION
                          ----------------------------

In connection with the proposed transaction, UnitedHealth Group and MAMSI have filed relevant materials with the Securities and Exchange Commission ("SEC"), including a registration statement that contains a definitive proxy statement/prospectus, which was filed on January 20, 2004. The definitive proxy statement/prospectus has been sent to holders of MAMSI common stock. Holders of MAMSI common stock are urged to read the definitive proxy statement/prospectus and any other relevant materials filed by UnitedHealth Group or MAMSI with the SEC because they contain, or will contain, important information about UnitedHealth Group, MAMSI and the transaction. The definitive proxy statement/prospectus is available for free (along with any other documents and reports filed by UnitedHealth Group and MAMSI with the SEC) at the SEC's website, www.sec.gov. In addition, you may obtain documents filed with the SEC by MAMSI free of charge by requesting them in writing from Mid Atlantic Medical Services, Inc., 4 Taft Court, Rockville, Maryland, 20850, Attention: Corporate Secretary, or by telephone at (301) 762-8205. You may obtain documents filed with the SEC by UnitedHealth Group free of charge by requesting them in writing from UnitedHealth Group Incorporated, UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota 55343, Attention: Corporate Secretary, or by telephone at (952) 936-1300.

MAMSI and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of MAMSI common stock in connection with the proposed transaction. Information about the ownership of MAMSI common stock by directors and executive officers of MAMSI, as well as additional information regarding the interests of such participants, is set forth in the definitive proxy statement/prospectus.

UnitedHealth Group and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of MAMSI common stock in connection with the proposed transaction. Information about the directors and executive officers of UnitedHealth Group, as well as additional information regarding the interests of such participants, is set forth in the definitive proxy statement/prospectus.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

                           FORWARD-LOOKING STATEMENTS
                           --------------------------

This document may contain statements, estimates or projections that constitute "forward-looking" statements as defined under U.S. federal securities laws. Generally the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. By their nature, forward-looking

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statements are subject to risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. A list and description of some of the risks and uncertainties can be found in our reports filed with the SEC from time to time, including our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibit No.                     Exhibit
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           99.1               Press Release, dated February 10, 2004






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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 10, 2004
                                             UNITEDHEALTH GROUP INCORPORATED


                                             By: /s/ David J. Lubben
                                                 -------------------------------
                                                 David J. Lubben
                                                 General Counsel & Secretary





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                                  EXHIBIT INDEX

         Exhibit No.                       Description
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           99.1                 Press Release, dated February 10, 2004